                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

The Plan Trustees
infoUSA, Inc.:

We consent to incorporation by reference in the registration statement (No. 333-77417 and 333-82933) on Form S-8 of infoUSA, Inc. of our report dated June 20, 2000, relating to the financial statements and supplemental schedules of the infoUSA, Inc. 401(k) Plan, which report appears in the December 31, 1999 annual report on Form 11-k of infoUSA, Inc.

                                              /s/ KPMG LLP
                                              ------------
                                                KPMG LLP

Omaha, Nebraska
June 29, 2000